Exhibit 99.1

BEN Reports Third Quarter 2024 Financial Results

JACKSON, Wyo., Nov. 14, 2024 – Brand Engagement Network Inc. (“BEN”) (Nasdaq: BNAI), a global leader in secure and reliable conversational AI solutions, today announced its financial results and key business highlights for the third quarter ended September 30, 2024.

“In the third quarter, we made significant progress in delivering secure, scalable AI solutions and advancing our mission to transform industries with intelligent technology,” said Paul Chang, CEO of BEN. “As we look ahead, BEN is poised to accelerate growth and deliver value to our customers, reinforcing our leadership in closed-loop Gen AI.”

Q3 2024 Key Business Highlights:

■	KangarooHealth Partnership: BEN partnered with KangarooHealth to enhance remote patient monitoring and chronic care management through AI, aiming to scale their platform for patients with chronic conditions.

■	IntelliTek Collaboration: BEN’s agreement with IntelliTek broadens global access to AI solutions for healthcare, supporting patient engagement and optimizing healthcare operations across multiple regions.

■	INTERVENT & Members Only Health Contracts: BEN signed with INTERVENT and Members Only Health to deploy AI assistants for health coaching and in-home healthcare, enhancing patient engagement and access.

■	Vybroo & Farmacia Roma Partnership: BEN collaborated with Vybroo and Farmacia Roma to offer AI-driven audio engagement, enhancing brand-consumer relationships through accessible, everyday channels.

■	New SEPA Agreement: BEN entered into a $50 million Standby Equity Purchase Agreement (SEPA) with Yorkville Advisors, providing financial flexibility.

■	Leadership Promotion: Paul Chang was promoted to CEO, reinforcing BEN’s commitment to strategic growth and customer-focused initiatives.

■	New Board Member: Dr. Richard S. Isaacs, former CEO of Kaiser Permanente, was appointed to BEN’s board of directors, bringing healthcare technology innovation and leadership expertise.

Q3 2024 Financial Overview:

■	Revenue Growth: Achieved increase in revenue compared to the same period last year, driven by new partnerships and market expansion.

■	Operational Efficiency: Improved operational metrics through continued cost discipline, resulting in a sequential reduction in operating costs and quarter-over-quarter operating loss improvement, coupled with strategic collaborations and technology advancements.

■	Cash Position: Quarter over-quarter sequential improvement in Cash Flow from Operations driven by disciplined cost management. Implementing the Standby Equity Purchase Agreement (SEPA) provided cost-effective and efficient access to capital and liquidity.

■	Significant subsequent event: In October, the Company announced its agreement to acquire 100% of Cantaneo Gmbh, a leading media technology company based in Germany, for $19.5 million in cash and stock. BEN expects to close this transaction by the end of the year.

Conference Call and Webcast Information

The Company will host a conference call and webcast today, Thursday, November 14, 2024, at 5:00 p.m. ET. CEO Paul Chang and CFO Bill Williams will lead the call, introducing Tina, one of BEN’s AI Assistants.

Participants can register here to access the live webcast of the conference call. Those who prefer to join the call via phone can register using this link to receive a dial-in number and unique PIN.

The webcast will be archived for one year following the conference call and can be accessed on BEN’s investor relations website at https://investors.beninc.ai/.

For more information about BEN’s safe, intelligent, scalable AI, please visit www.beninc.ai.

About BEN

Brand Engagement Network Inc. is a global leader in providing secure and reliable conversational AI solutions for businesses and consumers. With offices in Jackson, Wyoming, and Seoul, South Korea, BEN offers a powerful and flexible platform that enhances customer experiences, boosts productivity, and delivers business value. At the heart of BEN’s offerings are AI-powered digital assistants and lifelike avatars, providing more personal and engaging experiences through browsers, mobile applications, and even life-size kiosks. These safe, intelligent, and inherently scalable AI solutions empower businesses to efficiently serve customers using validated data delivered through SaaS, Private Cloud, and On-Premises technology. BEN’s commitment to data sovereignty ensures that consumer and business data remain private, protected, and wholly owned by the respective parties. BEN’s mission is to make AI friendly and helpful for all, ensuring more people benefit from the AI-enhanced world. For more information about BEN’s safe, intelligent, scalable AI, please visit www.beninc.ai.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, and involve risks and uncertainties that could cause actual results of BEN to differ materially from those expected and projected. These forward-looking statements can be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continue,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” or “would,” or, in each case, their negative or other variations or comparable terminology.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside BEN’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: uncertainties as to the timing of the acquisition with Cataneo Gmbh (the “Acquisition”); the risk that the Acquisition may not be completed on the anticipated terms in a timely manner or at all; (the failure to satisfy any of the conditions to the consummation of the Acquisition, including the ability to obtain financing to fund the Acquisition on terms that are agreeable to the parties or at all; the possibility that any or all of the various conditions to the consummation of the Acquisition may not be satisfied or waived; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the effect of the announcement or pendency of the transactions contemplated by the purchase agreement on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; risks related to diverting management’s attention from the Company’s ongoing business operations; uncertainty as to the timing of completion of the Acquisition; risks that the benefits of the Acquisition are not realized when and as expected; risks relating to the uncertainty of the projected financial information with respect to BEN; uncertainty regarding and the failure to realize the anticipated benefits from future production-ready deployments; the attraction and retention of qualified directors, officers, employees and key personnel; our ability to grow our customer base; BEN’s history of operating losses; BEN’s need for additional capital to support its present business plan and anticipated growth; technological changes in BEN’s market; the value and enforceability of BEN’s intellectual property protections; BEN’s ability to protect its intellectual property; BEN’s material weaknesses in financial reporting; BEN’s ability to navigate complex regulatory requirements; the ability to maintain the listing of BEN’s securities on a national securities exchange; the ability to implement business plans, forecasts, and other expectations; the effects of competition on BEN’s business; and the risks of operating and effectively managing growth in evolving and uncertain macroeconomic conditions, such as high inflation and recessionary environments. The foregoing list of factors is not exhaustive.

BEN cautions that the foregoing list of factors is not exclusive. BEN cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. BEN does not undertake nor does it accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, and it does not intend to do so unless required by applicable law. Further information about factors that could materially affect BEN, including its results of operations and financial condition, is set forth under “Risk Factors” in BEN’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q subsequently filed with the Securities and Exchange Commission.

BEN Contacts:

Investor Relations

Susan Xu

E: sxu@allianceadvisors.com

P: 778-323-0959

Media Contact

Amy Rouyer

E: amy@beninc.ai

P: 503-367-7596

Source: Brand Engagement Network, Inc. (BEN)

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2024	December 31, 2023*
ASSETS
Current assets:
Cash and cash equivalents	$72,878	$1,685,013
Accounts receivable, net of allowance	30,888	10,000
Due from Sponsor	3,000	—
Prepaid expenses and other current assets	1,075,103	201,293
Total current assets	1,181,869	1,896,306
Property and equipment, net	285,305	802,557
Intangible assets, net	17,006,906	17,882,147
Other assets	13,475,000	1,427,729
TOTAL ASSETS	$31,949,080	$22,008,739
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,376,310	$1,282,974
Accrued expenses	4,185,315	1,637,048
Due to related parties	693,036	—
Deferred revenue	—	2,290
Convertible note	1,900,000	—
Short-term debt	891,974	223,300
Total current liabilities	13,046,635	3,145,612
Warrant liabilities	1,150,868	—
Note payable - related party	—	500,000
Long-term debt	—	668,674
Total liabilities	14,197,503	4,314,286
Commitments and contingencies (Note M)
Stockholders’ equity:
Preferred stock par value $0.0001 per share, 10,000,000 shares authorized, none designated. There are no shares issued or outstanding as of September 30, 2024 or December 31, 2023	—	—
Common stock par value of $0.0001 per share, 750,000,000 shares authorized. As of September 30, 2024 and December 31, 2023, respectively, 37,931,764 and 23,270,404 shares issued and outstanding	3,794	2,327
Additional paid-in capital	46,806,699	30,993,846
Accumulated deficit	(29,058,916)	(13,301,720)
Total stockholders’ equity	17,751,577	17,694,453
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$31,949,080	$22,008,739

* Derived from audited information

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenues	$50,000	$—	$99,790	$—
Cost of revenues	—	—	—	—
Gross profit	50,000	—	99,790	—
Operating expenses:
General and administrative	4,203,946	2,282,434	15,969,617	7,678,880
Depreciation and amortization	972,375	209,729	1,771,966	449,663
Research and development	153,191	75,450	759,427	153,828
Total operating expenses	5,329,512	2,567,613	18,501,010	8,282,371
Loss from operations	(5,279,512)	(2,567,613)	(18,401,220)	(8,282,371)
Other income (expenses):
Interest expense	(18,055)	(34,507)	(62,508)	(34,507)
Interest income	92	—	3,324	—
Gain on debt extinguishment	98,318	—	1,946,310	—
Change in fair value of warrant liabilities	(632,969)	—	762,869	—
Other	9,043	19,789	(5,971)	(11,961)
Other income (expenses), net	(543,571)	(14,718)	2,644,024	(46,468)
Loss before income taxes	(5,823,083)	(2,582,331)	(15,757,196)	(8,328,839)
Income taxes	—	—	—	—
Net loss	$(5,823,083)	$(2,582,331)	$(15,757,196)	$(8,328,839)
Net loss per common share- basic and diluted	$(0.16)	$(0.12)	$(0.50)	$(0.42)
Weighted-average common shares - basic and diluted	35,539,043	22,409,790	31,623,082	19,928,947

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

	Preferred Stock		Common Stock		Additional		Total
	Shares	Par Value	Shares	Par Value	Paid-in Capital	Accumulated Deficit	Stockholders’ Equity
Balance at December 31, 2023	—	$—	23,270,404	$2,327	$30,993,846	$(13,301,720)	$17,694,453
Stock issued to DHC shareholders in reverse recapitalization	—	—	7,885,220	789	(10,722,277)	—	(10,721,488)
Issuance of common stock pursuant to Reseller Agreement	—	—	1,750,000	175	13,474,825	—	13,475,000
Sale of common stock	—	—	645,917	65	6,324,935	—	6,325,000
Warrant exercises	—	—	40,514	4	15,260	—	15,264
Stock-based compensation	—	—	—	—	698,705	—	698,705
Net loss	—	—	—	—	—	(6,884,409)	(6,884,409)
Balance at March 31, 2024	—	—	33,592,055	3,360	40,785,294	(20,186,129)	20,602,525
Stock issued in settlement of accounts payable and loans payable	—	—	93,333	9	321,999	—	322,008
Sale of common stock	—	—	877,500	198	1,993,552	—	1,993,750
Warrant exercises	—	—	13,505	1	4,999	—	5,000
Stock-based compensation, including vested restricted shares	—	—	381,915	42	768,497	—	768,539
Net loss	—	—	—	—	—	(3,049,704)	(3,049,704)
Balance at June 30, 2024	—	—	34,958,308	3,610	43,874,341	(23,235,833)	20,642,118
Issuance of common stock for Standby Equity Purchase Agreement commitment fee	—	—	280,899	28	499,972	—	500,000
Stock issued in settlement of accrued expenses	—	—	151,261	15	261,667	—	261,682
Sale of common stock	—	—	602,500	131	1,756,056	—	1,756,187
Option and warrant exercises	—	—	98,335	10	79,750	—	79,760
Stock-based compensation, including vested restricted shares	—	—	35,461	—	334,913	—	334,913
Net loss	—	—	—	—	—	(5,823,083)	(5,823,083)
Balance at September 30, 2024	—	$—	36,126,764	$3,794	$46,806,699	$(29,058,916)	$17,751,577

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)

	Preferred Stock		Common Stock		Additional		Total
	Shares	Par Value	Shares	Par Value	Paid-in Capital	Accumulated Deficit	Stockholders’ Deficit
Balance at December 31, 2022	—	$—	17,057,085	$1,705	$1,528,642	$(1,570,454)	$(40,107)
Warrant exercises	—	—	81,030	8	29,992	—	30,000
Stock issued in conversion of accounts payable and loans payable	—	—	135,050	14	49,986	—	50,000
Stock-based compensation	—	—	—	—	2,442,701	—	2,442,701
Net loss	—	—	—	—	—	(2,637,956)	(2,637,956)
Balance at March 31, 2023	—	—	17,273,165	1,727	4,051,321	(4,208,410)	(155,362)
Stock issued for DM Lab APA	—	—	4,325,043	433	16,012,317	—	16,012,750
Options and warrant exercises	—	—	56,552	10	20,928	—	20,938
Stock issued in conversion of convertible notes	—	—	378,140	38	1,399,962	—	1,400,000
Stock issued in settlement of accounts payable and loans payable	—	—	103,439	10	382,953	—	382,963
Stock-based compensation	—	—	—	—	1,841,767	—	1,841,767
Net loss	—	—	—	—	—	(3,108,552)	(3,108,552)
Balance at June 30, 2023	—	—	22,136,339	2,218	23,709,248	(7,316,962)	16,394,504
Options and warrant exercises	—	—	64,993	3	9,997	—	10,000
Vesting of early exercised options	—	—	—	—	1,563	—	1,563
Stock issued in conversion of convertible notes	—	—	432,160	43	1,599,957	—	1,600,000
Sale of common stock, net of issuance costs	—	—	123,333	12	949,988	—	950,000
Stock-based compensation	—	—	—	—	464,075	—	464,075
Net loss	—	—	—	—	—	(2,582,331)	(2,582,331)
Balance at September 30, 2023	—	$—	22,756,825	$2,276	$26,734,828	$(9,899,293)	$16,837,811

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Months Ended September 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(15,757,196)	$(8,328,839)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expense	1,771,966	449,663
Allowance for uncollected receivables	30,000	—
Write off of deferred financing fees	1,427,729	—
Change in fair value of warrant liabilities	(762,869)	—
Gain on debt extinguishment	(1,946,310)	—
SEPA financing costs	525,000	—
Stock based compensation, including the issuance of restricted shares	1,581,744	4,727,799
Changes in operating assets and liabilities:
Prepaid expense and other current assets	(856,986)	(103,917)
Accounts receivable	(50,888)	500
Accounts payable	5,393,334	62,373
Accrued expenses	(3,019,367)	431,194
Other assets	—	8,850
Deferred revenue	(2,290)	—
Net cash used in operating activities	(11,666,133)	(2,752,377)
Cash flows from investing activities:
Purchase of property and equipment	(53,023)	(28,465)
Purchase of patents	—	(379,864)
Capitalized internal-use software costs	(162,940)	(310,944)
Asset acquisition (Note D)	—	(257,113)
Net cash used in investing activities	(215,963)	(976,386)
Cash flows from financing activities:
Cash and cash equivalents acquired in connection with the reverse recapitalization	858,292	—
Proceeds from the sale of common stock	10,274,937	1,000,000
Proceeds from convertible notes	—	3,075,000
Proceeds from related party note	—	620,000
Proceeds received from option and warrant exercises	100,024	22,500
Payment of financing costs	(883,292)	(107,310)
Payment of related party note	(80,000)	—
Advances to related parties	—	(39,065)
Proceeds received from related party advance repayments	—	138,110
Net cash provided by financing activities	10,269,961	4,709,235
Net (decrease) increase in cash and cash equivalents	(1,612,135)	980,472
Cash and cash equivalents at the beginning of the period	1,685,013	2,010
Cash and cash equivalents at the end of the period	$72,878	$982,482

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

BRAND ENGAGEMENT NETWORK INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Months Ended September 30,
	2024	2023
Supplemental Cash Flow Information
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—
Supplemental Non-Cash Information
Capitalized internal-use software costs in accrued expenses	$—	$46,963
Issuance of common stock pursuant to Reseller Agreement	$13,475,000	$—
Issuance of common stock for Standby Equity Purchase Agreement commitment fee	$500,000	$—
Stock-based compensation capitalized as part of capitalized software costs	$220,413	$20,745
Settlement of liabilities into common shares	$583,690	$432,963
Settlement of accounts payable into convertible note	$1,900,000	$—
Conversion of convertible notes into common shares	$—	$3,000,000
Warrants exercise through settlement of accounts payable	$—	$40,000
Financing costs in accounts payable and accrued expenses	$200,000	$687,609
Issuance of common stock in connection with asset acquisition	$—	$16,012,750

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.